EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into effective as of the 16th day of November, 2000 by and between Moviesonline, Inc., a Nevada corporation (the "Company"), and Martin Senn (the "Employee").

                                    PREMISES
                                    --------

         A. The Company desires to employ Employee and the Employee desires to accept employment in with the Company.

         B. The parties desire to enter into this Employment Agreement to specify each party's rights and obligations under the employment relationship.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein and the mutual benefits to be derived hereunder, the parties agree as follows:

         1.  Employment.
             -----------
         The Company hereby employs Employee, and Employee accepts and agrees to such employment, on the terms and conditions set forth in this Agreement.

         2. Term.
            -----
         The term of this Agreement shall be for three (3) years and commence effective as of November 16, 2000, and expire at midnight on November 16, 2003, unless earlier terminated in accordance with the provisions of this Agreement.

         3. Duties.
            -------
         Employee shall perform the duties assigned to Employee by the Company's Chief Executive Officer or its Board of Directors (the "Board") from time to time. Employee shall hold such offices and serve in such positions with the Company and its subsidiaries as shall from time to time be requested by Company's Chief Executive Officer or the Board. Employee shall not receive any additional compensation for service as an officer of any subsidiaries of the Company unless otherwise directed by the Board.

         Employee shall devote substantially all of his working time and efforts to the business of Company and its subsidiaries and shall not during the term of this Agreement be engaged in any other substantial business activities which will significantly interfere or conflict with the reasonable performance of his duties hereunder, except where approved by the Company's Chief Executive Officer or the Board. Employee may serve or continue to serve as a member of the board of directors of any companies or organizations which, in the reasonable judgment of the Company's Chief Executive Officer or the Board, will not present any conflict of interest with the Company or any of its subsidiaries or materially adversely affect the performance of Employee's duties under this Agreement.

         4.  Compensation.
             -------------
                  (a) Base Salary. For all services rendered by Employee, Company shall pay to Employee a base salary of $125,000 per year throughout the term of this Agreement, payable in arrears in two equal monthly installments on or about the first and fifteenth day of each calendar month. All salary payments shall be subject to withholding and other applicable taxes. Employee's salary for any partial month at the beginning or end of this Agreement shall be prorated. The rate of salary may be increased (but not decreased) at any time as the Board may determine, based on earnings, increased activities of the Company, or such other factors as the Board may deem appropriate. The Board shall review Employee's base salary on not less than an annual basis.

                  (b) Participation in Stock Incentive Program. The Company shall grant Employee 37,500 plan units under the Moviesonline, Inc. 2000 Stock Incentive Program (the "Stock Incentive Program") pursuant to which Employee will be awarded one share of the Company's common stock for each fully vested plan unit, as more particularly described in the Stock Incentive Program, a copy of which has been delivered to Employee.

                  (c) Employee Benefits. The Company shall provide such health and medical insurance for Employee in the form and program chosen by the Company for its full-time employees commencing not later than December 1, 2000. Employee shall be entitled to participate in any other health, medical, retirement, pension, profit-sharing, disability, death and dismemberment, life insurance, stock option, vacation and other benefit plans and programs as in effect from time to time on the same basis as other similarly situated employees of the Company.

                  (d) Vacation. Employee shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies with respect to similarly situated employees of the Company. Employee shall initially be entitled to two (2) weeks paid vacation per calendar year, after one year of employment.

         5. Reimbursement of Expenses.
            --------------------------
         Company will promptly reimburse Employee for expenses reasonably incurred in connection with Company's business in accordance with the Company's policies, including expenses for travel, lodging, meals, and other items on Employee's periodic presentation of an expense report in the form approved by the Company.

         6. Working Facilities.
            -------------------
         Company shall provide to Employee offices and facilities appropriate to Employee's position and suitable for the performance of Employee's duties.

         7. Nondisclosure of Confidential Information.
            ------------------------------------------
         For purposes of this Agreement, the term "Confidential Information" means information (i) disclosed to or known by Employee as a consequence of or through his/her employment with the Company, (ii) not generally known outside the Company, and (iii) which relates to the Company's business. Confidential Information includes, but is not limited to, information of a technical nature, such as methods and materials, trade secrets, inventions, processes, formulas, systems, computer programs and studies, and information of a business nature such as project plans, market information, costs, customer lists, and so forth. Confidential Information does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by Employee in violation of this Agreement, or (ii) was in Employee's possession prior to his introduction to the Company.

         Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes and the performance of services which involve experimental and inventive work, and that the success of the Company's business may depend upon the protection of its processes, products and services by patent, copyright or secrecy, and that Employee has had, or during the course of his engagement may have, access to Confidential Information, as herein defined, Employee agrees and acknowledges that:

                  (a) The Company has exclusive right and title to all Confidential Information and Employee hereby assigns all rights he might otherwise possess in any Confidential Information to the Company. Except as required in the performance of his duties to the Company, Employee will not at any time during or after the term of his employment or engagement by the Company, which term shall include any time in which Employee may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Confidential Information.

                  (b) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or compiled by Employee at any time or made available to him during the term of his employment or engagement by the Company, including any and all copies thereof, shall be the property of the Company, shall be held by him in trust solely for the benefit of the Company, and shall be delivered to the Company by him on the termination of his engagement or at any other time on the request of the Company.

                  (c) Employee will not assert any rights under any inventions, trademarks, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him during the term of his employment or engagement if based on or otherwise related to Confidential Information.

         8. Assignment Of Inventions.
            -------------------------
                  (a) All discoveries, concepts, and ideas, whether or not patentable or subject to copyright protection, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof, or know-how related thereto, concerning any past, present or prospective activities of the Company which Employee makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his engagement by the Company or any affiliate and, if based on or related to Confidential Information, at any time after termination of such engagement (collectively, the "Inventions"), shall be the sole property of the Company, and Employee agrees to perform the provisions of this Section 8 with respect thereto without the payment by the Company of any royalty or any consideration therefor other than the regular compensation paid to Employee in his capacity as an employee or consultant.

                  (b) Any written notebooks maintained by Employee with respect to Inventions and studies or research projects undertaken on the Company's behalf shall at all times be the property of the Company and shall be surrendered to the Company upon termination of Employee's engagement or, upon the request of the Company, at any time prior thereto.

                  (c) Employee hereby assigns to the Company all of his rights to Inventions.

                  (d) Employee shall sign, acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and take such other acts, such as giving testimony in support of Employee's inventorship, as may be necessary in the reasonable opinion of the Company to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relating to Inventions invented by Employee and to vest the entire right and title thereto in the Company or its nominee. Employee acknowledges and agrees that any copyright developed or conceived of by Employee during the term of his employment, which is related to the business of the Company, shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

                  (e) Employee represents that his performance of all the terms of this Agreement and as an employee of or consultant to the Company does not and will not breach any trust or contract entered into prior to his employment by the Company. Employee agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with him to the Company or use in the performance of his responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use and provided a copy of such authorization to the Company.

                  (f) No provisions of this Paragraph shall be deemed to limit the restrictions applicable to Employee under Sections 9 and 10.

         9. Shop Rights.
            ------------
         The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined above but which are conceived of or made by Employee during the period he is employed or engaged by the Company or with the use or assistance of the Company's facilities, materials, or personnel.

         10. Non-Compete.
             ------------
         Employee hereby agrees that during the term of this Agreement and for a period of two years from the expiration or earlier termination thereof, Employee will not:

                  (a)  Own,  manage,  operate,  or  control  any  business  that provides video, audio, or other content to end users over telephone, cable or similar lines, or by wireless transmission ("video-on-demand"), in any geographic market in which the Company or any subsidiary thereof is then providing video-on-demand services, or in any geographic market in which the Company has established plans to provide video-on-demand services within six months from the date the determination is being made. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company listed on the OTC Bulletin Board, a national securities exchange, or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) shall not be considered to be competition with the Company or any subsidiary thereof;

                  (b) Provide services in the video-on-demand industry, directly or indirectly, as an officer, director, executive, consultant, employee, or agent of any company in any geographic market in which the Company or any of its subsidiaries is then providing video-on-demand services, or in any geographic market in which the Company has established plans to provide video-on-demand services within six months from the date the determination is being made. This paragraph shall not be construed to prevent Employee from being employed by a subsidiary or division of a large corporation which subsidiary or division does not conduct business in the video services industry, even though another subsidiary or division of that corporation may be engaged in the video services industry, as long as proper steps are taken to insure that Employee will have no involvement, input or oversight with respect to the corporation's video-on-demand operations;

                  (c) Solicit any video-on-demand business from, or sell any video-on-demand products or services to, any company that was within one year prior to the date of termination of Employee's employment, a customer, client or associate of the Company or any of its subsidiaries; or

                  (d) Solicit the employment of any full-time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         Provided, however, that this Section 10 shall be void and of no further force or effect in the event this Agreement is terminated by the Company without Cause or by Employee for Good Reason, as defined in Section 11 of this Agreement.

         11.      Termination.

                  (a)  Death.   The  Employee's   employment   shall   terminate
         automatically upon the Employee's death during the term of this Agreement.

                  (b) Disability. If Employee is absent from his full-time duties with the Company as a result of incapacity due to mental or physical illness ("Disability") and such absence continues uninterrupted for a period of one (1) month, the base salary payable to Employee under this Agreement shall be reduced by 50% until such time as Employee resumes the performance of his full-time duties with the Company or this Agreement is terminated. If Employee's Disability continues for two (2) consecutive months, the Company may terminate Employee's employment effective on the 30th day after receipt by Employee of a notice to that effect (the "Disability Termination Date"), unless Employee returns to the full-time performance of his duties prior to the Disability Termination Date.

                  (c) Cause. The Company may terminate Employee's employment during the term of this Agreement for Cause. For purposes of this Agreement, "Cause" shall mean: (i) Employee being convicted of a felony; (ii) a willful act of personal dishonesty taken by Employee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of Employee; (iii) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or its affiliates (other than any such failure resulting from Disability), after a written demand for substantial performance is delivered to the Employee by the Board which specifically identifies the manner in which the Board believes Employee has not substantially performed Employee's duties and Employee has not performed such duties within 30 days of such notice, or (iv) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given by the Chief Executive Officer and or Board of Directors of the Company or pursuant to a resolution duly adopted by the Board shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company.

                  (d) Good Reason. The Employee's employment may be voluntarily terminated by Employee at any time within sixty (60) days after the occurrence of an event constituting Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                  (i) the failure by the Company to comply with any of the material terms of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                  (ii) the relocation of Employee to any office or location more than 35 miles from the location of the Company's offices at the commencement of this Agreement; or

                  (iii) the  occurrence  of a Change in  Control  as  defined in
                  Section 13 of this Agreement.

                  (e) Notice of Termination. Any termination by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto in accordance with
         Section 17 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (f) Date of Termination. "Date of Termination" means (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
         (ii) if the Employee's employment is terminated by the Company other than for Cause or Disability, or by the Employee other than for Good Reason, the Date of Termination shall be thirty (30) days after the date on which the Company notifies the Employee, or the Employee notifies the Company, of such termination and (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Termination Date, as applicable.

         12. Obligations of the Company upon Termination.
             --------------------------------------------
                  (a) Termination for Good Reason; Termination other Than for Cause, Death or Disability. If, during the term of this Agreement, the Company shall terminate the Employee's employment other than for Cause or Disability or the Employee shall terminate employment for Good
         Reason:

                  (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. The sum of (aa) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (bb) reimbursement for any and all monies advanced in connection with Employee's employment through the Date of Termination, and (cc) all other payments and benefits to which Employee may be entitled under the terms of any benefit plan of the Company through the Date of Termination
                           (collectively, the "Accrued Obligations"). Where applicable, such payments shall be prorated based on a 360 day year and the number of days elapsed during the year in question.

                           B. For six (6) months after the Employee's Date of Termination, the Company shall at its expense provide health and medical insurance to Employee and his family of the same type and scope as was provided during the term of this Agreement.

                           C. To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

                  (ii) All unvested plan units of Employee under the Stock Incentive Program shall vest and the Company shall, within ten
                  (10) days following the Date of Termination deliver to Employee the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (b) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination and Other Benefits shall be paid as soon as practicable in accordance with the most favorable practices, policies and procedures followed by the Company with respect to members of senior management. In addition, all unvested plan units of Employee under the Stock Incentive Program shall vest and the Company shall, within ten (10) days following the Date of Termination deliver to Employee the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (c) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the term of this Agreement, this Agreement shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination and Other Benefits shall be paid as soon as practicable in accordance with the most favorable practices, policies and procedures followed by the Company with respect to members of senior management. In addition, all unvested plan units of Employee under the Stock Incentive Program shall vest and the Company shall, within ten
         (10) days following the Date of Termination deliver to Employee the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (d) Cause; Other than for Good Reason. If the Employee's employment shall be terminated for Cause during the term of this Agreement, this Agreement shall terminate without further obligations to the Employee other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. If the Employee voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Employee, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In either event, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination and all unvested plan units of Employee under the Stock Incentive Program shall be forfeited.

         13. Change of Control.
             ------------------
         A Change of Control (as defined below), shall constitute Good Reason as defined in Section 11(d) of this Agreement and shall entitle Employee to voluntarily terminate this Agreement in the manner described in Section 11(d) above and to receive the benefits provided in Section 12(a) above.

         For purposes of this Agreement, "Change of Control" shall mean:

                           (i) The  acquisition  by any  individual,  entity  or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (aa) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (bb) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (aa) any acquisition directly from the Company, (bb) any acquisition by the Company, (cc) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (dd) any acquisition by any corporation pursuant to a transaction which complies with clauses (aa), (bb) and (cc) of subsection (iii) below; or


                           (ii) (aa)  Individuals  who,  as of the date  hereof,
                  constitute  the Board (the  "Incumbent  Board")  cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (bb) a majority of the members of the Board ceases to be comprised of Directors whose most recent election to the Board was approved by at least a majority of the Incumbent Board prior to such election; or

                           (iii)  Consummation  of a  reorganization,  merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (aa) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                  (bb) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (cc) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a
                  complete liquidation or dissolution of the Company.

         14. Nontransferability.
             -------------------
         Neither Employee, Employee's spouse, Employee's designated contingent beneficiary, nor their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such payments and other rights are expressly declared nonassignable and nontransferable except as specifically provided herein.

         15. Indemnification.
             ----------------
         Company shall indemnify Employee and hold Employee harmless from liability for acts or decisions made by Employee while performing services for Company to the greatest extent permitted by the Nevada Revised Statutes and shall advance funds to Employee for the defense of any action, suit or proceeding prior to the conclusion thereof to the maximum extent permitted by the Nevada Revised Statutes.


         16. Assignment.
             -----------
         This Agreement may not be assigned by either party without the prior written consent of the other party.

17. Notice. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

         If to Employee, to:                Martin Senn
                                            2666 Cottage Loop Road
                                            Park City, UT  84098
                                            Fax: (435) 655-9505

         If to the Company, to:             Moviesonline, Inc.
                                            Attn: Chief Executive Officer
                                            136 Heber Avenue, Suite 209
                                            Park City, Utah 84060

         18. Entire  Agreement.
             ------------------
         This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of Employee by Company. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto covering any matter during this contract period, or any plans or periods thereafter, shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that it is to constitute a part of this Agreement and is attached as an amendment to this Agreement and is signed by the parties to this Agreement.

         19.  Enforcement.
              ------------
         Each of the parties to this Agreement shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party. Employee hereby specifically acknowledges and agrees that a breach of the agreements, covenants and conditions contained in Sections 7, 8, 9 and 10 of this Agreement may cause irreparable harm and damage to the Company, that the remedy at law, for the breach or threatened breach of such provisions of this Agreement may be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of such sections of this Agreement.

         20. Governing Law.
             --------------
This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah.

         21. Severability.
             -------------
         If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

         22. Waiver.
             -------
         No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any covenant, agreement, term, or condition.

         23. Litigation Expenses.
             --------------------
         In the event that it shall be necessary or desirable for the Employee or Company to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs, and expenses incurred by the prevailing party in connection with the enforcement of this Agreement. Notwithstanding the foregoing, in the event that following a Change of Control Employee engages legal counsel to enforce Employee's rights or seek a determination under this Agreement, the Company shall pay the expenses of such legal counsel regardless of the outcome of any legal proceeding resulting therefrom.

         24. Survivability.
             --------------
         The provisions of sections 7, 8, 9, 10, 12, and 13 shall survive termination of this Agreement.

         AGREED AND ENTERED INTO effective as of the date first above written.

                 Company:
                                  Moviesonline, Inc.


                                  By_______________________________
                                      Duly Authorized Officer


                                  Employee:


                                  _________________________________
                                     (Signature)

                                  _________________________________
                                     (Print Name)

                                  _________________________________
                                      SS#

                               Letter of Amendment


         This letter will serve as an amendment to that certain document entitled "Employment Agreement" between Moviesonline, Inc., having changed its name to Videolocity, Inc. ("Employer") and Martin P. Senn, ("Employee") dated the 16th day of November, 2000.

         Wherein it is the desire of the Employer and the Employee to amend Paragraph 4.(a) Compensation of that certain "Employment Agreement", only, as follows:

4.       Compensation

                      (a) Base Salary. For all services rendered by Employee, Company shall pay to Employee a base salary of $137,000.00 per year throughout the term of this Agreement, payable in arrears in two equal monthly installments on or about the first and sixteenth day of each calendar month. All salary payments shall be subject to withholding and other applicable taxes. Employee's salary for any partial month at the beginning or end of this Agreement shall be prorated. The rate of salary may be increased (but not decreased) at any time as the Board may determine, based on earnings, increased activities of the Company, or such other factors as the Board may deem appropriate. The Board shall review Employee's base salary on not less than an annual basis.

         Whereas all other terms and conditions in that certain aforementioned "Employment Agreement" as written and as executed on November 16, 2000 remain unchanged.


This Letter of Amendment executed as of the 1st day of October, 2001, the effective date of this Amendment.


         Employer:                                   Employee:


         By:____________________________             ___________________________
              Videolocity, Inc.                        Martin P. Senn